UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Boingo Wireless, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 9, 2016 (the “Annual Meeting”).  The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 28, 2016 (the “Proxy Statement”).

At the close of business on April 13, 2016, the record date of the Annual Meeting, the Company had 37,837,477 shares of common stock issued and outstanding. The holders of a total of 28,912,902 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

1.                     The election of two Class II directors to serve until the Company’s 2019 annual meeting of stockholders.

2.                     The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The number of votes cast for and against or withheld and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.              Board of Directors Election Results

The following nominees were elected to serve as Class II directors for a term that will continue until the 2019 annual meeting of stockholders or until their respective successors have been duly elected and qualified.  The number of votes cast for and withheld and the number broker non-votes for each nominee were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Boesenberg	21,559,151	6,530,249	823,502
Terrell Jones	28,008,996	80,404	823,502

The following directors, in addition to Messrs. Boesenberg and Jones, will continue to serve as members of our Board of Directors until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Chuck Davis, Michael Finley, David Hagan, Lance Rosenzweig, Maury Austin and David Cutrer, and Kathy Misunas who joined the Board on June 9, 2016.

2.              Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm

Our stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The number of votes cast for and against and the number of abstentions for this proposal were as follows (there were no broker non-votes for this proposal):

Votes For	Votes Against	Abstain
28,889,062	6,597	17,243

Information regarding the settlement of a proxy contest initiated by certain stockholders with respect to the election of directors at the Annual Meeting and the appointments of Maury Austin, David Cutrer, and Kathy Misunas to the Board was included in Items 1.01 and 5.02 of the Company’s current report on Form 8-K filed June 1, 2016 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE: June 10, 2016	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer and Secretary

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